                                                                   EXHIBIT 10.27



                   FIRST AMENDMENT TO NOTE AND LOAN AGREEMENT

       This First Amendment to Note and Loan Agreement is made this 3rd day of December, 1996 between Ferrofluidics Corporation, whose address is 40 Simon Street, Nashua, New Hampshire 03061 ("Borrower") and Bank of New Hampshire, whose address is 191 Main Street, Nashua, New Hampshire 03060 ("Lender").

       WHEREAS, Lender and Borrower are party to a certain Revolving Loan and Security Agreement dated June 30, 1994 ("Loan Agreement") pursuant to which the Lender has provided the Borrower with (i) a Revolving Line of Credit in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000); and (ii) a Reimbursement Agreement Line of Credit in the amount of Five Million Four Hundred Eleven Thousand Dollars ($5,411,000) all in accordance with the terms of the $7,911,000 Master Term Note also dated June 30, 1994 ("Note") and the other documents and agreements between Borrower and Lender ("Loan Documents");

       WHEREAS, Borrower is willing to pay to Lender a fee of Fifteen Thousand Dollars ($15,000) in consideration of Lender's agreement to increase the amount that Borrower may borrower from Lender under the Revolving Line of Credit, from Two Million Five Hundred Thousand Dollars ($2,500,000) to Eight Million Five Hundred Thousand Dollars ($8,500,000) as more particularly set forth in this First Amendment.

       NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Lender and Borrower hereby agree as follows:

       1. The Loan Agreement, the Note and other Loan Documents, effective as of the date of this First Amendment to Note and Loan Agreement, shall be amended as follows:

              1.1    The Note.

                     1.1.1 The amount stated in the Note as "$7, 911,000" is hereby changed to "$13,911,000."

                     1.1.2 The Maturity Date is hereby changed to November 30, 1997.

                     1.1.3 The first two paragraphs of Section I of the Note are hereby amended to read as follows:

                                   FOR VALUE RECEIVED, Maker hereby promises to
                            pay to the order Of Bank of New Hampshire, ("Lender") at its of/fives at 191 Main Street, Nashua, New Hampshire, or at such other place Lender or any subsequent holder hereof may in writing designate, in immediately available funds, the Principal Amount, as from time to time advanced and readvanced by Lender to Borrower for the following purposes and amounts:

                            (i) Eight Million Five Hundred Thousand dollars ($8,500,000) advanced to Borrower as a Revolving Line of Credit for purposes of working capital pursuant to Section
                     3.1 et seq. of the Loan Agreement.

              1.1.4 In addition, the Borrower shall execute a conformed and amended Master Term Note in the form attached hereto as Exhibit 1.

       1.2    The Loan Agreement.

              1.2.1 Paragraph 1 of the Loan Agreement is hereby amended to read as follows:

                     1.     RECITALS.
                            1.1 Borrower has requested and Lender has agreed to provide Borrower lines of credit consisting of a revolving line of credit loan in the amount of up to Eight Million Five Hundred Thousand Dollars ($8,500,000.00) and a line of credit in the amount of up to Five Million Four Hundred Eleven Thousand Dollars ($5,411,000.00) to fund Borrower's obligations under a Letter of Credit Reimbursement Agreement, of even date by and between Borrower and Lender, whereby Lender has agreed to establish a Letter of Credit in the face amount of Five Million Four Hundred Eleven Thousand Dollars ($5,411,000.00), all as evidenced in the Master Term Note of even date in the principal amount of Thirteen Million Nine Hundred Eleven Thousand Dollars ($13,911,000.00) ("Note").

              1.2.2 Paragraph 2.7 of the Loan Agreement is hereby amended to read as follows:

                     2.7 "Cash Flow" means, for any period, Net Income of Borrower, plus depreciation and amortization, plus deferred taxes resulting from the tax basis net operating losses reduced by amounts expended to acquire fixed assets.

              1.2.3 Paragraph 2.13 of the Loan Agreement is hereby amended to read as follows:

                     2.13 "Earnings Before Interest Charges and Taxes" means, for any period, Net .Income for such period plus (i) Interest Charges for such period, and (ii) income and excess profit taxes for such period and all other taxes for such period which are imposed on or measured by income after deduction of Interest Charges.

              1.2.4 Paragraph 7.1.c of the Loan Agreement is hereby amended to read as follows:

                     7.1.c Within thirty (30) days of a written request by Lender, Borrower shall prepare consolidated and consolidating internal financial reports, in a form satisfactory to Lender, and deliver same to Lender. Borrower shall upon request by Lender make and deliver to Lender reports on accounts receivable aging, accounts payable aging and an inventory listing and such other information as Lender may request to determine Borrower's Availability.

              1.2.5 Paragraph 7.12 of the Loan Agreement is hereby amended to read as follows:

                     7.12 Borrower shall use the proceeds of the Loans for the purpose of Borrower's proposed short term working capital requirements, which shall not include (i) payments of expenses for or settlements of any claim against the Borrower in excess of $200,000 during any fiscal year for any single claim or related claims; (ii) capital expenditures in excess of $250,000 during any fiscal year for any single or related items; or (iii) payments, advances or loans to or recapitalizations of any subsidiary or affiliate in excess of $500,000 during any fiscal year for all such items. Except as permitted by the express terms hereof,, no proceeds shall be commingled with funds of any stockholder, or any general or limited partner, nor shall any proceeds be transferred to any stockholder, Subsidiary or Affiliate or any general or limited partner.

              1.2.6 Paragraph 7.14(b) of the Loan Agreement is hereby amended to read as follows:

                     7.14.b Indebtedness to Tangible Net Worth. Commencing October 1, 1996 and continuing thereafter, Borrower shall maintain a ratio of Indebtedness to Tangible Net Worth (which for purposes of the calculation required in this Section 7.14.b shall be defined to exclude all investments or loans to Subsidiaries or Affiliates and customer deposits) of not more than 1.25:1, such ratio to be measured at the end of each quarter of Borrower.

       1.3 Amendment to Mortgage. The Borrower shall execute and deliver to Lender an Amendment to Mortgage, in the form attached as EXHIBIT 1.3 which shall amend paragraph 1 of the Mortgage Deed from Borrower to Lender, recorded in the Hillsborough County Registry of Deeds at Book 5561, Page 1011, to read as follows:

                     1. That Mortgagor in order to secure its payment in the amount of Thirteen Million Nine Hundred Eleven Thousand Dollars ($13,911,000.00) plus interest, together with all advances, readvances, extensions, charges, expenses, fees, amendments and other charges as set forth in the Master Term Note from Mortgagor to Mortgagee ("Note") in the amounts of (i) Eight Million Five Hundred Thousand Dollars ($8,500,000.00) for a revolving line of credit of even date; and (ii) Five Million Four Hundred Eleven Thousand Dollars ($5,411,000.00), for a line of credit to fund Borrower's obligations under an agreement with Lender of even date ("Reimbursement Agreement"); and (iii) the Revolving Loan and Security Agreement of even date herewith ("Loan Agreement"), including the performance of all conditions, undertakings and obligations contained therein, and in the Loan Agreement and in other instruments and documents executed in connection therewith the obligations described in paragraphs (i) through (iii), inclusive, shall be referred to collectively as the "Liabilities" (the Note, the Reimbursement Agreement, the Loan Agreement and all ancillary documents are referred to in the aggregate as the "Instruments"), and for other good and valuable consideration paid by Borrower to Mortgagee, hereby grants to Mortgagee, with Mortgage Covenants, certain property with all buildings and improvements thereon located in Nashua, Hillsborough County, New Hampshire, as more particularly described on Exhibit A hereto (the "Premises").

       1.4 Amendment to Subordination, Non-Disturbance and Attornment Agreement. The second paragraph after the word "Witnesseth" is hereby amended to read as follows:

                     WHEREAS, Lender has agreed to loan the Landlord the amount of Thirteen Million Nine Hundred Eleven Thousand Dollars ($13,911,000.00) (the "Loan") which Loans are secured by a certain mortgage from Landlord to Lender recorded in the Hillsborough County Registry of Deeds at Book 5561, Page 1011, and an Assignment of Leases recorded in the Hillsborough County Registry of Deeds at Book 5561, Page 1020, (collectively the "Mortgage"), which Mortgage encumbers the Premises and Landlord's interest in the Lease; and,

       1.5 Amendment to Environmental Indemnity. The first paragraph after the word "Witnesseth" is hereby amended to read as follows:

                     WHEREAS, Beneficiary provided Indemnitor with a loan in an amount of up to Thirteen Million Nine Hundred Eleven Thousand Dollars ($13,911,000.00) (the "Loan"), evidenced by a Master Term Note of even date in the amount of the Loan and executed by Indemnitor (the "Note");

       1.6 Amendment to Assignment of Leases. The Borrower shall execute and deliver to Lender an Amendment to Assignment of Leases, in the form attached as

       EXHIBIT 1.6 which shall amend the Assignment of Leases from Borrower to Lender, recorded in the Hillsborough County Registry of Deeds at Book 5561, Page 1020, by changing the first paragraph after the word "Witnesseth" to read as follows:

                     WHEREAS, Lender has agreed to provide Borrower with lines of credit consisting of.' (i) a revolving line of credit loan in the amount of up to Eight Million Five Hundred Thousand Dollars ($8,500, 000. 00) and (ii) a line of credit in the amount of up to Five Million Four Hundred Eleven Thousand Dollars ($5,411,000.00) pursuant to an agreement with Lender of even date herewith ("Reimbursement Agreement"), all as evidenced in the Master Term Note of even date in the principal amount of Thirteen Million Nine Hundred Eleven Thousand Dollars ($13, 911, 000. 00) ("Note") ;

       2. Legal Effect. In all other respects, the Note and Loan Agreement and all other Loan Documents shall remain in full force and effect in accordance with their original terms and the rights and obligations of the Lender and Borrower shall remain enforceable in accordance therewith.

       3. No Defenses; Reaffirmation of Obligations. Borrower acknowledges and agrees and represents to Lender that there are no defenses, offsets, rights or other claims which Borrower or any other party can assert that would affect the obligations of Borrower or the rights of Lender under the Note and Loan Agreement as amended by this First Amendment to Note and Loan Agreement.

       4. Borrower's Representations. Borrower further represents to Lender that: (i) Borrower is in full compliance with all requirements and conditions of the Note and Loan Agreement and all of Loan Documents; (ii) all representations and warranties and information contained in schedules are true as of the date of this First Amendment to Note and Loan Agreement; and (iii) there is no Event of Default in existence and there is no condition in existence which, with the passage of time, would constitute an Event of Default under the Note or Loan Agreement; (iv) the matters contemplated by this First Amendment to Note and Loan Agreement have been fully authorized by all necessary corporate action of Borrower's shareholders, directors and officers and have received all necessary governmental approvals, including without limitation, such approvals as may be required by the New Hampshire Public Utilities Commission.

       In Witness whereof, the parties have hereunto set their hands this 3rd day of December 1996 to this First Amendment to Note and Loan Agreement.


WITNESS:                                 BORROWER:
                                         FERROFLUIDICS CORPORATION


/s/ Stephen P. Morin
---------------------------              By: /s/ William B. Ford
                                             --------------------------------
                                             Name:  William B. Ford
                                             Title  Vice President


                                         LENDER:
                                         BANK OF NEW HAMPSHIRE


/s/ Stephen P. Morin                     By: /s/ Paul E. Duffy
---------------------------                  --------------------------------
                                             Name: Paul E. Duffy
                                             Title: Senior Vice President

STATE OF NEW HAMPSHIRE
COUNTY OF

       On this the 3rd day of December, 1996, before me, the undersigned officer, personally appeared William B. Ford, who acknowledged himself to be the Vice President and Chief Financial Officer of FERROFLUIDICS CORPORATION and that he, as such Vice President and Chief Financial Officer, being authorized to do so, executed the foregoing First Amendment to Note and Loan Agreement for the purposes therein contained, by signing the name of the corporation by himself as Vice President and Chief Financial Officer with the intention that it be effective as of the date first above written.


                                        /s/ Joan C. Deichler
                                        ---------------------------------------
                                        Joan C. Deichler
                                        Justice of the Peace/Notary Public
                                        My Commission expires: Sept. 8, 1999

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

       On this the 3rd day of December, 1996, before me, the undersigned officer, personally appeared Paul E. Duffy, II, who acknowledged himself to be a Senior Vice President of Bank of New Hampshire, and that he as such Senior Vice President being authorized to do so, executed the foregoing First Amendment to Note and Loan Agreement for the purposes therein contained by signing the name of the Bank of New Hampshire by himself as Senior Vice President with the intention that it be effective as of the date first above written.

IN WITNESS WHEREOF I hereunto set my hand and official seal.


                                        /s/ Joan C. Deichler
                                        ---------------------------------------
                                        Joan C. Deichler
                                        Justice of the Peace/Notary Public
                                        My Commission expires: Sept. 8, 1999

EXHIBIT I               AMENDED MASTER TERM NOTE

$13,911,000.00                      Concord, New Hampshire
                                    Initially executed June 30,1994
                                    Amended November__, 1996

MAKER:                  Ferrofluidics Corporation, a Massachusetts corporation
                        40 Simon Street
                        Nashua, New Hampshire 03061 ("Maker").

PRINCIPAL AMOUNT:       Thirteen Million Nine Hundred Eleven Thousand Dollars
                        ($13,911,000.00) ("Principal Amount"), as provided in the Revolving Loan and Security Agreement by and among Ferrofluidics Corporation and Bank of New Hampshire
                        ("Loan Agreement").

MATURITY DATE:          November 30, 1997 ("Maturity Date").

LATE CHARGE:            Five percent (5%) of the overdue amount of any regularly
                        scheduled payment after any applicable grace period including Principal, Interest, costs and any accelerated amount.
MONTHLY PAYMENT
DATE:                   The first day of each month unless otherwise specified
                        herein.

1.     PROMISE TO PAY.

       FOR VALUE RECEIVED, Maker hereby promises to pay to the order of Bank of New Hampshire, ("Lender") at its offices at 191 Main Street, Nashua, New Hampshire, or at such other place Lender or any subsequent holder hereof may in writing designate, in immediately available funds, the Principal Amount, as from time to time advanced and readvanced by Lender to Borrower for the following purposes and amounts:

              (i) Eight Million Five Hundred Thousand dollars ($8,500,000) advanced to Borrower as a Revolving Line of Credit for purposes of working capital pursuant to Section 3.1 et seq. of the Loan Agreement.

              (ii) Five Million Four Hundred Eleven Thousand dollars ($5,411,000) advanced to Borrower pursuant to Section 3A et seq. of the Loan Agreement for purposes of funding Borrower's obligations under a Reimbursement Agreement with Lender of even date herewith.

       All payments shall be made in lawful currency of the United States of America ("Dollars"), as provided herein, and in the Loan Agreement, including all subsequent modifications, extensions and amendments thereto, but in any event at the Maturity Date, together with payments as provided herein of interest thereon from the date hereof on the Principal Amount from time to time outstanding at the Applicable Rate or Rates (as defined below) and in the manner hereinafter provided. All payments by Maker hereunder shall be applied in such fashion as Lender deems appropriate in its complete discretion.

2.     INTEREST AND PRINCIPAL PAYMENTS.

       2.1 APPLICABLE INTEREST RATE. The Applicable Interest Rate will be a variable rate, which will be calculated as provided below:

              The Applicable Interest Rate will be equal to One percent (1%) per annum above the Lender's Prime Rate, as adjusted by Lender from time to time, calculated on the basis of a 360 day year. The Applicable Interest Rate will change each time and as of the date that the Lender's Prime Rate is changed without notice to Maker ("Payment Change Date"). Each new Applicable Interest Rate will become effective on the Payment Change Date and shall remain in effect until the next Payment Change Date.

       2.2 INTEREST PAYMENTS. Interest, which has accrued during the preceding month on the outstanding principal at the Applicable Interest Rate set forth above, shall be paid monthly, commencing August 1, 1994 and continuing on the same day of each successive month thereafter with a final payment of all unpaid interest due on the Maturity date.

3.     PREPAYMENT.

       Borrower shall have the right to prepay all or any portion of the Principal Amount at any time during the term hereof.

4.     EVENTS OF DEFAULT.

       Upon the occurrence of any of the following Events of Default, all sums payable under this Note shall, at the option of Lender, become immediately due and payable without further notice or demand:

       4.1 failure to make a payment of principal or interest on this Note not cured in accordance with the Loan Agreement and the Reimbursement Agreement or any other sum payable hereunder, as and when due, or within any applicable cure period, or on any other obligation of Maker to Lender, now existing or subsequently created, whether by direct loan, guarantee or otherwise, or acceleration with respect thereto and not paid within the applicable cure period; and,

       4.2 any Event of Default of Maker pursuant to the Loan Agreement, the Reimbursement Agreement or other Instruments or with any other document now or subsequently evidencing any indebtedness or obligation of Maker to Lender.

5.     WAIVERS.

       Maker and all sureties and endorser of this Note hereby (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against any of the property covered by the Instruments, (b) agree to any substitution, exchange, addition or release of any such property or the addition or release of any party or person primarily or secondarily liable hereon, (c) agree that Lender shall not be required first to institute any suit, or to exhaust its remedies against Maker or any other person or party in order to enforce payment of this Note or any guarantee, (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of them, (e) waive any defense arising out of the alleged negligent release of any parties, and (f) agree that, notwithstanding the occurrence of any of the foregoing, except as to any such person expressly released in writing by Lender they shall be and remain jointly and severally, directly and primarily, liable for all sums due hereunder and under any and all of the Instruments.

6.     RIGHT OF SET-OFF.

       In the event of an Event of Default, and in addition to the other rights contained herein, Lender shall have the immediate and unconditional right of offset against all demand deposits, accounts, certificates, securities, chases in action and all other rights or property of Maker reflecting an obligation of Lender to Maker or any endorser, or any of them, which are then maintained with (or in existence as against) Lender ("Cash Collateral").

7.     LATE PAYMENT.

       In the event a payment is not made by Maker when due, Maker shall in addition to all other amounts then due pay a late charge (as liquidated damages) equal to the Late Charge defined above. Acceptance by Lender of payment of the Late Charge shall not be deemed a waiver of any default.

8.     GENERAL PROVISIONS.

       8.1 No delay or omission on the part of Lender in exercising any right hereunder shall operate as a waiver of such right, or of any other right of Lender, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. No single or partial exercise of a power hereunder shall preclude other exercises thereof, or the exercise of any other power hereunder.

       8.2 Any reference herein to a party in the masculine gender shall be construed in the feminine or neuter gender, as the context may require.

       8.3 If an Event of Default exists under the Note, or this Note is collected or attempted to be collected by the initiation or prosecution of any suit or through any probate or bankruptcy court, or by any other judicial proceeding, or is placed in the hands of an attorney for collection, then Maker shall pay, in addition to all other amounts owing hereunder, all collection costs, appraisal costs, court costs and reasonable attorney's fees and all other out-of-pocket expenses incurred by Lender.

       8.4 This Note is fully negotiable, and upon negotiation may be enforced by Lender or any holder in accordance with its terms.

       8.5 This Note shall be governed exclusively by the laws of the State of New Hampshire. Maker hereby agrees that any action under this Note shall be maintained in a court of competent jurisdiction located therein, and consents to the jurisdiction of any such New Hampshire court for all purposes connected herewith. Maker consents to the jurisdiction of any court in any state in which property of Maker is located. Any action by Maker against Lender may be maintained only in the State and Federal courts in the State of New Hampshire.

       8.6 In the event any payment of principal or interest received upon this obligation and paid by Maker or any surety, co-maker or endorser, shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or otherwise, then in such event to the extent such payment is returned pursuant to such order, the obligation of the undersigned, or any surety, co-maker or endorser shall, jointly and severally, survive as an obligation due hereunder and shall not be discharged or satisfied by said payment or payments, which obligation shall be payable ON DEMAND, with interest as provided herein, notwithstanding return by Lender hereof to said parties of this original hereof or any endorsement or the like.

       8.7 This Note shall inure to the benefit of Lender, its successors, assigns, endorsees and any person to whom Lender may grant any interest in this Note, including without limitation, interests granted to the New Hampshire Business Finance Authority, and shall be binding upon the undersigned and the successors, assigns, heirs, executors, administrators and other legal representatives thereof; this Note is not intended to create any right or other cause of action in or on behalf of any person other than Lender, its successors, assigns, endorsees and any person to whom Lender may grant any interest in this Note.

       8.8 To the extent possible, each provision of this Note shall be interpreted in a manner as to be valid, legal and enforceable under applicable law. If any provision of this Note shall be held invalid, illegal or unenforceable, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability and the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

       8.9 This Note may be extended, modified, or renewed by agreement of Maker and Lender without releasing, discharging or affecting the liability of Maker or any sureties, endorser or guarantors of this Note.

       8.10 All capitalized terms used herein and not herein defined shall have the meaning given to them in the Loan Agreement.

       8.11 This Note shall have the effect of an instrument executed under seal.

       IN WITNESS WHEREOF, Maker has caused this Note to be duly executed as of the date first above written.



IN THE PRESENCE OF:                          MAKER:
                                             FERROFLUIDICS CORPORATION

---------------------------                  By:
                                                ------------------------------
                                                Name:
                                                Title:

STATE OF NEW HAMPSHIRE
COUNTY OF

    On this the __ day of September, 1996, before me, the undersigned officer, personally appeared William B. Ford, the Vice President and Chief Financial Officer of Ferrofluidics Corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed this instrument as a free act and deed and for the purposes therein contained on behalf of the corporation.



                                           ----------------------------------
                                           Notary Public/Justice of the Peace
                                           My Commission expires:

                                   EXHIBIT 1.3
                              Amendment To Mortgage

       For valuable consideration, the sufficiency of which is hereby acknowledged, Ferrofluidics Corporation, a Massachusetts business corporation with a place of business at 40 Simon Street, Nashua, New Hampshire ("Mortgagor") hereby amends the Mortgage Deed, previously given by Mortgagor to Bank of New Hampshire, a bank chartered under the laws of the State of New Hampshire, with a place of business at 191 Main Street, Nashua, New Hampshire 03060, ("Mortgagee") which Mortgage is dated June 30, 1994 and recorded in the Hillsborough County Registry of Deeds at Book 5551, Page 1011, ("Mortgage") for the purpose of increasing the amount secured by said Mortgage from $7,911,000 to $13,911,000. Accordingly, Mortgagor hereby amends the Mortgage as follows:

       Paragraph one of the Mortgage is hereby amended to read as follows:

              1. That Mortgagor in order to secure its payment in the amount of Thirteen Million Nine Hundred Eleven Thousand Dollars ($13,911,000.00) plus interest, together with all advances, readvances, extensions, charges, expenses, fees, amendments and other charges as set forth in the Master Term Note from Mortgagor to Mortgagee ("Note") in the amounts of (i) Eight Million Five Hundred Thousand Dollars ($8,500,000.00) for a revolving line of credit of even date; and (ii) Five Million Four Hundred Eleven Thousand Dollars ($5,411,000.00), for a line of credit to fund Borrower's obligations under an agreement with Lender of even date ("Reimbursement Agreement"); and (iii) the Revolving Loan and Security Agreement of even date herewith (" Loan Agreement"), including the performance of all conditions, undertakings and obligations contained therein, and in the Loan Agreement and in other instruments and documents executed in connection therewith the obligations described in paragraphs (i) through (iii), inclusive, shall be referred to collectively as the "Liabilities" (the Note, the Reimbursement Agreement, the Loan Agreement and all ancillary documents are referred to in the aggregate as the "Instruments"), and for other good and valuable consideration paid by Borrower to Mortgagee, hereby grants to Mortgagee, with Mortgage Covenants, certain property with all buildings and improvements thereon located in Nashua, Hillsborough County, New Hampshire, as more particularly described on Exhibit A hereto (the "Premises").

       In all other respects, the Mortgage shall remain in full force and effect in accordance with its original terms and priority and the and obligations of the Mortgagor shall remain enforceable in accordance therewith. Mortgagor acknowledges and agrees and represents to Mortgagee that there are no defenses, offsets, rights or other claims which Mortgagor or any other party can assert that would affect the obligations of Mortgagor or the rights of Mortgagor under the Mortgage.


WITNESS:                                     BORROWER:
                                             FERROFLUIDICS CORPORATION

---------------------------                  By:
                                                ------------------------------
                                                Name:
                                                Title:




STATE OF NEW HAMPSHIRE
COUNTY OF

       On this the __ day of ,1996, before me, the undersigned officer, personally appeared William B. Ford, who acknowledged himself to be the Vice President and Chief Financial Officer of Ferrofluidics CORPORATION and that he, as such Vice President and Chief Financial Officer, being authorized to do so, executed the foregoing First Amendment to Note and Loan Agreement for the purposes therein contained, by signing the name of the corporation by himself as Vice President and Chief Financial Officer with the intention that it be effective as of the date first above written.



                                   -------------------------------------------
                                   Justice of the Peace/Notary Public

                                   EXHIBIT 1.6
                        Amendment To Assignment of Leases

       For valuable consideration, the sufficiency of which is hereby acknowledged, Ferrofluidics Corporation, a Massachusetts business corporation with a place of business at 40 Simon Street, Nashua, New Hampshire ("Borrower") hereby amends the Assignment of Leases, previously given by Mortgagor to Bank of New Hampshire, a bank chartered under the laws of the State of New Hampshire, with a place of business at 191 Main Street, Nashua, New Hampshire 03060, ("Lender") which Mortgage is dated June 30, 1994 and recorded in the Hillsborough County Registry of Deeds at Book 5551, Page 1020, for the purpose of increasing the amount secured by said Assignment, as follows

1. The first Recital paragraph, after the "Witnesseth" clause, is hereby amended to read as follows:

       WHEREAS, Lender has agreed to provide Borrower with lines of credit consisting of: (i) a revolving line of credit loan in the amount of up to Eight Million Five Hundred Thousand Dollars ($8,500, 000. 00) and (ii) a line of credit in the amount of up to Five Million Four Hundred Eleven Thousand Dollars ($5,411,000.00) pursuant to an agreement with Lender of even date herewith ("Reimbursement Agreement"), all as evidenced in the Master Term Note of even date in the principal amount of Thirteen Million Nine Hundred Eleven Thousand Dollars ($13,911,000.00) ('"Note"):

       In all other respects, the aforesaid Assignment of Leases shall remain in full force in effect, entitled to its priority in accordance with the original date of execution and recording.

       IN WITNESS WHEREOF, Borrower has executed this instrument as of this day of November, 1996.


WITNESS:                                     BORROWER:
                                             FERROFLUIDICS CORPORATION

---------------------------                  By:
                                                ------------------------------
                                                Name:
                                                Title:

STATE OF NEW HAMPSHIRE
COUNTY OF

       On this the __ day of November, 1996, before me, the undersigned officer, personally appeared William B. Ford who acknowledged himself to be the Vice President and Chief Financial Officer of Ferrofluidics Corporation, a _________________ corporation, and that he, as such Vice President and Chief Financial Officer, being authorized to do so, executed the foregoing Assignment of Leases for the purposes therein contained, by signing the name of the corporation by himself as Vice President and Chief Financial Officer with the intention that it be effective as of the date first above written.




                              -----------------------------------------
                              Justice of the Peace/Notary Public